UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012 (May 15, 2012)

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)

(614) 283-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 16, 2012, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) ended April 28, 2012. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods in the fiscal years ended February 2, 2013 and January 28, 2012. Additional financial information was made available for the fiscal years ended January 28, 2012, January 29, 2011, January 30, 2010 and January 31, 2009. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release an investor presentation of results for the quarterly period ended April 28, 2012. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant’s website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant’s management conducted a conference call on May 16, 2012, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen-week period ended April 28, 2012. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on May 15, 2012 and is payable on June 12, 2012 to shareholders of record at the close of business on May 29, 2012. At the meeting of the Board of Directors of the Registrant held on May 15, 2012, the Board authorized the repurchase of an additional ten million shares of the Registrant’s Class A Common Stock. This authorization is in addition to the 2,918,968 shares of Class A Common Stock which remained available as of May 15, 2012 for repurchase under the November 20, 2007 authorization by the Registrant’s Board of Directors to repurchase ten million shares of the Registrant’s Class A Common Stock.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on May 16, 2012

99.2	Additional Unaudited Quarterly and Year-To-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on May 16, 2012

99.3	Investor presentation of results for the quarterly period ended April 28, 2012 made available by Abercrombie & Fitch Co. with the Press Release issued on May 16, 2012

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on May 16, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: May 21, 2012	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated May 21, 2012

Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on May 16, 2012

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on May 16, 2012

99.3	Investor presentation of results for the quarterly period ended April 28, 2012 made available by Abercrombie & Fitch Co. with the Press Release issued on May 16, 2012

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on May 16, 2012